SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 2004

                                       CW

                                  (Depositor)

        (Issuer in respect of Asset-Backed Securitiies, Series 2004-BC1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pusuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2004


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated November 25, 2004


                             Payment Date: 11/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset-Backed Securitiies, Series 2004-BC1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        628,764,397.63    2.162500%    44,956,042.63  1,208,624.90   46,164,667.53       0.00       0.00
                        C         812,324,398.78    0.000000%             0.00  2,331,024.81    2,331,024.81       0.00       0.00
                        P                 100.00    0.000000%             0.00  1,026,098.08    1,026,098.08       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         65,000,000.00    2.432500%             0.00    140,544.44      140,544.44       0.00       0.00
                        M2         52,000,000.00    3.002500%             0.00    138,782.22      138,782.22       0.00       0.00
                        M3         15,600,000.00    3.332500%             0.00     46,210.67       46,210.67       0.00       0.00
                        M4         15,600,000.00    3.582500%             0.00     49,677.33       49,677.33       0.00       0.00
                        M5         13,000,000.00    3.682500%             0.00     42,553.33       42,553.33       0.00       0.00
                        B          10,400,000.00    4.832500%             0.00     44,673.78       44,673.78       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        800,364,497.63     -           44,956,042.63  5,028,189.57   49,984,232.20     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        583,808,355.00              0.00
                                C         767,368,356.15              0.00
                                P                 100.00              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         65,000,000.00              0.00
                                M2         52,000,000.00              0.00
                                M3         15,600,000.00              0.00
                                M4         15,600,000.00              0.00
                                M5         13,000,000.00              0.00
                                B          10,400,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        755,408,455.00     -
--------------------------------------------------------------------------------

                             Payment Date: 11/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset-Backed Securitiies, Series 2004-BC1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    628,764,397.63     2.162500% 1266712T2    52.301227      1.406097    679.194419
                           C     812,324,398.78     0.000000% 1266713A2     0.000000      2.241370    737.854118
                           P             100.00     0.000000% 1266713B0     0.000000    10,260,980.800000  1,000.000000
Residual                   AR              0.00     0.000000% 1266713C8     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     65,000,000.00     2.432500% 1266712U9     0.000000      2.162222  1,000.000000
                           M2     52,000,000.00     3.002500% 1266712V7     0.000000      2.668889  1,000.000000
                           M3     15,600,000.00     3.332500% 1266712W5     0.000000      2.962222  1,000.000000
                           M4     15,600,000.00     3.582500% 1266712X3     0.000000      3.184444  1,000.000000
                           M5     13,000,000.00     3.682500% 1266712Y1     0.000000      3.273333  1,000.000000
                           B      10,400,000.00     4.832500% 1266712Z8     0.000000      4.295556  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     800,364,497.63       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset-Backed Securitiies, Series 2004-BC1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       767,368,356.15   767,368,356.15
Loan count                   4859             4859
Avg loan rate           7.056496%             7.06
Prepay amount       43,343,736.66    43,343,736.66

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       313,397.63       313,397.63
Sub servicer fees          103.53           103.53
Trustee fees             6,092.43         6,092.43


Agg advances                  N/A              N/A
Adv this period        339,823.35       339,823.35

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses        429,930.20       429,930.20
Cumulative losses      452,689.61       452,689.61

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud               20,800,002.00    20,800,002.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           78.559769%           100.000000%            628,764,497.63
   -----------------------------------------------------------------------------
   Junior           21.440231%             0.000000%            171,600,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                         164                21,642,208.18
60 to 89 days                          36                 4,763,962.55
90 or more                             20                 2,740,801.00
Foreclosure                            90                13,143,078.09

Totals:                               310                42,290,049.82
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                              1,030,175.16
Current Total Outstanding Number of Loans:                                10

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           49,984,232.20         49,984,232.20
Principal remittance amount           44,956,042.63         44,956,042.63
Interest remittance amount             5,028,189.57          5,028,189.57